Exhibit 10.1

AMENDMENT NUMBER EIGHT TO CREDIT AGREEMENT AND AMENDMENT TO

FORBEARANCE AGREEMENT AND AMENDMENT NUMBER SEVEN TO CREDIT

AGREEMENT AND AMENDMENT NUMBER ONE TO GUARANTY AND SECURITY AGREEMENT

This AMENDMENT NUMBER EIGHT TO CREDIT AGREEMENT AND AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT NUMBER SEVEN TO CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of August 30, 2023 is entered into by and among the lenders signatory hereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively, the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), SALEM MEDIA GROUP, INC., a Delaware corporation (“Parent”), the Subsidiaries of Parent identified on the signature pages hereof as “Borrowers” (together with Parent, each, a “Borrower” and individually and collectively, jointly and severally, “Borrowers”) and the other Loan Parties party hereto. All initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Credit Agreement, dated as of May 19, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Forbearance Agreement and Amendment Number Seven to Credit Agreement and Amendment Number One to Guaranty and Security Agreement, dated as of August 7, 2023 (as amended from time to time, the “Forbearance Agreement”);

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement and the Forbearance Agreement;

WHEREAS, upon the terms and conditions set forth herein, Agent and Lenders are willing to make certain amendments to the Credit Agreement and the Forbearance Agreement; and

WHEREAS, the Designated Events of Default (as defined in the Forbearance Agreement) (the “Designated Events of Default”) have occurred and are continuing.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto hereby agree as follows:

1.    [Reserved].

2.    [Reserved].

3.    [Reserved].

4.    Amendment to Forbearance Agreement. Subject to the satisfaction (or waiver in writing by Agent) of the conditions precedent set forth in Section 7 hereof, Section 2 of the Forbearance Agreement is hereby amended and restated as follows:

“2.    Forbearance Period. The agreement and forbearance granted pursuant to Section 1 above shall commence on the Forbearance Agreement Effective Date (as defined in Section 7 below) and continue until the earlier of (a) 11:59 p.m. (Pacific time) on September 29, 2023, and (b) the date on which any Termination Event (as defined below) shall have occurred (the “Forbearance Period”).”

5.    Amendment to Credit Agreement. Subject to the satisfaction (or waiver in writing by Agent) of the conditions precedent set forth in Section 7 hereof, the Credit Agreement is hereby amended as follows:

(a)	clause (p) of the definition of “Permitted Dispositions” set forth in the Credit Agreement is hereby amended and restated in its entirety as follows:

“(p)    sales or other dispositions of assets not otherwise permitted in clauses (a) through (o) above (other than sales or other dispositions of Accounts or Eligible Real Property)), so long as (i) no Event of Default has occurred and is continuing or would immediately result therefrom (other than the Designated Events of Default, to the extent subject to the Forbearance Period), (ii) each such sale or disposition is in an arm’s-length transaction and the applicable Loan Party or its Subsidiary receives at least the fair market value of the assets so disposed, (iii) the consideration received by the applicable Loan Party or its Subsidiary consists of at least 75% cash and Cash Equivalents and is paid at the time of the closing of such sale or disposition, and (iv) the Net Cash Proceeds therefrom are applied or reinvested as (and to the extent) required by Section 2.4(e)(iii).”

(b)	The definition of “Forbearance Agreement and Seventh Amendment” set forth in the Credit Agreement is hereby amended and restated in its entirety as follows:

““Forbearance Agreement and Seventh Amendment” means that certain Forbearance Agreement and Amendment Number Seven to Credit Agreement and Amendment Number One to Guaranty and Security Agreement, dated as of August 7, 2023, by and among Agent, the Lenders and the Loan Parties (as amended, supplemented or otherwise modified from time to time).”

6.    [Reserved].

7.    Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Agent) of each of the following shall constitute conditions precedent to the effectiveness of this Amendment on the date hereof (the “Amendment No. 8 Effective Date”):

(a)    Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)    [Reserved].

(c)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Agent, any other member of the Lender Group, or any Bank Product Provider.

(d)    Borrowers shall have paid, in immediately available funds, all Lender Group Expenses referred to in Section 10 hereof.

(e)    Other than any representations and warranties that would fail to be true and correct solely as a result of the occurrence and continuance of the Designated Events of Default, after giving effect to this Amendment, the representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(f)    Other than the Designated Events of Default, no Default or Event of Default shall have occurred and be continuing as of the Amendment No. 8 Effective Date, nor shall either result from the consummation of the transactions contemplated herein.

8.    Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and each Lender as follows:

(a)    It and each of its Subsidiaries (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Amendment and any other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.

(b)    The execution, delivery, and performance by such Loan Party of this Amendment and the other Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party.

(c)    The execution, delivery, and performance by such Loan Party of this Amendment and the other Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect.

(d)    This Amendment has been duly executed and delivered by each Loan Party. This Amendment and each other Loan Document is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(e)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower or any Guarantor.

(f)    Other than the Designated Events of Default, no Default or Event of Default has occurred and is continuing as of the Amendment No. 8 Effective Date.

(g)    Other than any representations and warranties that would fail to be true and correct solely as a result of the occurrence and continuance of the Designated Events of Default, the representations and warranties set forth in this Amendment, the Credit Agreement, and the other Loan Documents to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

9.    [Reserved].

10.    Payment of Costs and Expenses. Borrowers shall pay to Agent all Lender Group Expenses (including, without limitation, the reasonable fees and expenses of any attorneys retained by Agent or any Lender) in connection with the preparation, negotiation and execution of this Amendment and the review of all documents incidental thereto in accordance with the terms of the Credit Agreement.

11.    Payment of Legal Fees. Borrowers agree that they shall be obligated to pay to Paul Hastings LLP all fees and disbursements invoiced to Agent and Borrowers in connection with this Amendment and/or the other Loan Documents.

12.    Release.

(a)    Effective on the date hereof, each Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to such Borrower or such Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Borrower or such Guarantor ever had from the beginning of the world, now has, or might hereafter have against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment. As to each and every Claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

As to each and every Claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)    Each Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Each Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Borrower, any Guarantor, or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

13.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

14.    Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.1 of the Credit Agreement.

15.    Counterparts; Electronic Execution. This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to Agent under this Amendment. This Amendment and any notices delivered under this Amendment, may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment and any notices delivered under this Amendment, by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment or notice. Any party delivering an executed counterpart of this Amendment or any notice under this Amendment, by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment or notice, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment or notice.

16.    Effect on Loan Documents.

(a)    The Credit Agreement, the Forbearance Agreement and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement, the Forbearance Agreement or any other Loan Document. Except for the amendments to the Credit Agreement and the Forbearance Agreement expressly set forth herein, the Credit Agreement, Forbearance Agreement and other Loan Documents shall remain unchanged and in full force and effect. The modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by any Borrower remains in the sole and absolute discretion of Agent and Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.

(b)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c)    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement.

(d)    This Amendment is a Loan Document.

17.    Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement, the Forbearance Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

18.    Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

19.    Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, the Forbearance Agreement and the other Loan Documents effective as of the date hereof and as amended hereby.

20.    Reaffirmation of Obligations.

(a)

Loan Parties hereby acknowledge, confirm and agree that as of the close of business on August 28, 2023, the Loan Parties were indebted to the Lender Group for Revolving Loans and other extensions of credit and financial accommodations under the Loan Documents in the following amounts:

Revolving Loans and Letter of Credit Usage:	$20,217,140.73 plus accrued and unpaid interest thereon plus accrued and unpaid fees, costs and expenses due and owing under the Loan Documents

All such Obligations owing by the Loan Parties, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by the Loan Parties to each member of the Lender Group, are unconditionally owing by the Loan Parties to each member of the Lender Group, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever and shall be payable in accordance with the terms of the Credit Agreement and the other Loan Documents.

(b)

Each Borrower hereby (i) acknowledges and reaffirms its obligations owing to Agent, each member of the Lender Group, and the Bank Product Providers under each Loan Document to which it is a party, and (ii) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Borrower hereby (A) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Guaranty and Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of each member of the Lender Group and each Bank Product Provider, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (B) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).

21.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

PARENT AND A BORROWER:	SALEM MEDIA GROUP, INC., a Delaware corporation

	By:	/s/ Christopher J. Henderson
	Name:	Christopher J. Henderson
	Title:	Executive Vice President, General Counsel

BORROWERS AND GUARANTORS:	AIR HOT, INC.
BISON MEDIA, INC.
INSPIRATION MEDIA, INC.
NEW INSPIRATION BROADCASTING COMPANY, INC.
NI ACQUISITION CORP.
REACH SATELLITE NETWORK, INC.
SALEM CONSUMER PRODUCTS, INC.
SALEM COMMUNICATIONS HOLDING CORPORATION
SALEM MEDIA OF COLORADO, INC.
SALEM MEDIA OF HAWAII, INC.
SALEM MEDIA OF OHIO, INC.
SALEM MEDIA OF OREGON, INC.
SALEM MEDIA OF TEXAS, INC.
SALEM MEDIA REPRESENTATIVES, INC.
SALEM RADIO NETWORK INCORPORATED
SALEM RADIO PROPERTIES, INC.
SCA LICENSE CORPORATION
SRN NEWS NETWORK, INC.
SRN STORE, INC.
SALEM NEWS, INC.
SALEM MANAGEMENT SERVICES, INC.

	By:	/s/ Christopher J. Henderson
	Name:	Christopher J. Henderson
	Title:	Executive Vice President, General Counsel

[SIGNATURE PAGE TO AMENDMENT NUMBER EIGHT TO CREDIT AGREEMENT AND AMENDMENT TO  FORBEARANCE AGREEMENT AND AMENDMENT NUMBER SEVEN TO CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO GUARANTY AND SECURITY AGREEMENT]

BORROWERS AND GUARANTORS:	INSPIRATION MEDIA OF TEXAS, LLC

	BY:	SCA LICENSE CORPORATION, its Managing Member

SALEM MEDIA OF ILLINOIS, LLC

	BY:	SCA LICENSE CORPORATION, its Managing Member

SALEM MEDIA OF MASSACHUSETTS, LLC

	BY:	SCA LICENSE CORPORATION, its Managing Member

SALEM MEDIA OF NEW YORK, LLC

	BY:	SCA LICENSE CORPORATION, its Managing Member

SALEM RADIO OPERATIONS, LLC

	BY:	SCA LICENSE CORPORATION, its Managing Member

SALEM SATELLITE MEDIA, LLC

	BY:	SCA LICENSE CORPORATION, its Managing Member

SALEM WEB NETWORK, LLC

	BY:	SCA LICENSE CORPORATION, its Managing Member

SCA-PALO ALTO, LLC

	BY:	SCA LICENSE CORPORATION, its Managing Member

	By:	/s/ Christopher J. Henderson
	Name:	Christopher J. Henderson
	Title:	Executive Vice President, General Counsel

EAGLE PRODUCTS, LLC

	BY:	SALEM COMMUNICATIONS HOLDING CORPORATION, its Managing Member

	By:	/s/ Christopher J. Henderson
	Name:	Christopher J. Henderson
	Title:	Executive Vice President, General Counsel

[SIGNATURE PAGE TO AMENDMENT NUMBER EIGHT TO CREDIT AGREEMENT AND AMENDMENT TO  FORBEARANCE AGREEMENT AND AMENDMENT NUMBER SEVEN TO CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO GUARANTY AND SECURITY AGREEMENT]

HISPANOS COMMUNICATIONS, LLC

BY:	SALEM MEDIA GROUP, INC., its Managing Member

By:	/s/ Christopher J. Henderson
Name:	Christopher J. Henderson
Title:	Executive Vice President, General Counsel

NEWS AGGREGATOR LLC

BY:	SALEM COMMUNICATIONS HOLDING CORPORATION, as Sole Member

By:	/s/ Christopher J. Henderson
Name:	Christopher J. Henderson
Title:	Executive Vice President, General Counsel

[SIGNATURE PAGE TO AMENDMENT NUMBER EIGHT TO CREDIT AGREEMENT AND AMENDMENT TO  FORBEARANCE AGREEMENT AND AMENDMENT NUMBER SEVEN TO CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO GUARANTY AND SECURITY AGREEMENT]

AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as a Lender

	By:	/s/ Brian Keller
	Name:	Brian Keller
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NUMBER EIGHT TO CREDIT AGREEMENT AND AMENDMENT TO  FORBEARANCE AGREEMENT AND AMENDMENT NUMBER SEVEN TO CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO GUARANTY AND SECURITY AGREEMENT]